J.P. MORGAN FUNDS

JPMorgan SmartSpendingSM 2050 Fund

(All Share Classes)

(a series of JPMorgan Trust IV)

Supplement dated April 1, 2020

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated November 1, 2019, as supplemented

On March 16, 2020, the Board of Trustees of JPMorgan Trust IV approved a change to the name of the JPMorgan SmartSpending 2050SM Fund (the “Fund”). Effective May 1, 2020 (the “Effective Date”), the name of the Fund will change from “JPMorgan SmartSpending 2050SM Fund” to “JPMorgan SmartSpending 2015SM Fund.” On the Effective Date, all references in the Summary Prospectuses, Prospectuses and Statement of Additional Information to the “JPMorgan SmartSpending 2050SM Fund” shall be replaced with the “JPMorgan SmartSpending 2015SM Fund.”

On the Effective Date, the following changes will be made to each Summary Prospectus and/or Prospectus:

The “Risk/Return Summary — What is the goal of the Fund?” section of each Summary Prospectus and Prospectus will be deleted and replaced with the following:

The Fund seeks to provide total return consisting of current income and some capital appreciation.

The asset allocation table under the third paragraph of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of each Summary Prospectus and Prospectus and the “More About the Funds — Additional Information About the Fund’s Investment Strategies” section of each Prospectus will be deleted and replaced with the following:

Global Equity	20-50%
Global Fixed Income	50-70%
Alternatives	0-20%
Cash & Cash Equivalents	0-20%

Additionally, the following sub-section will be added to the end of the “More About the Fund” section of each Prospectus:

Additional Historical Performance Information

As currently noted in the “What are the Fund’s main investment strategies?” section, the Adviser takes into account both a “sample spend down amount” and related long-term risk and return targets in implementing the Fund’s strategy. The long-term risk and return targets represent the investment return the Adviser seeks to achieve over the long-term and the risk level (i.e., the volatility of the Fund achieved by balancing between asset classes) the Adviser seeks to take to achieve that long-term return in light of the sample spend down amount. The following is the prior 3 year average of the annualized long-term risk and return targets for the period ended December 31, 2019:

Return target: 4.87%

Risk target (target volatility): 6.21%

There is no guarantee the Fund will meet its long-term risk and return targets. The risk target is expressed in terms of standard deviation, which is a measure of volatility (volatility is one way to measure risk and refers to the variability of the Fund’s or the market’s returns). Once the Fund has five calendar years of performance history, it anticipates providing the long-term risk and return targets on a rolling 5 year basis. Actual performance of the Fund is included in the “Fund’s Past Performance” section. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-SS2050-420